Exhibit 99.1

Delinquencies and Net Charge-Offs

The following Supplemental Data provides historical information relating to (1) delinquency experience as of the dates indicated for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. term loans and lines of credit (as indicated in the headings below), including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached, (2) static pool net charge-off data for such term loans originated in the particular year or quarter specified in such net charge-off table and (3) annualized net charge-off data for such term loans and lines of credit (as indicated in the headings below) as of the particular year or quarter specified in such annualized net charge-off table.

Term Loan Delinquency Experience1,2

	7/31/2026	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Number of Term Loans Outstanding	24,276	23,611	21,409	20,445	18,027	11,951	10,473
Aggregate Unpaid Principal Balance	$1,746,673,893	$1,558,420,824	$1,231,929,539	$1,081,407,606	$958,048,846	$564,833,713	$402,659,159

	Unpaid Principal Balance of Past Due Term Loans
1-14 missed payment factor	$36,617,137	$55,344,175	$40,228,787	$34,595,627	$41,980,019	$15,395,906	$14,295,617
15-29 missed payment factor	$30,882,012	$28,332,902	$24,653,454	$26,264,683	$25,013,844	$7,018,340	$11,737,335
30-44 missed payment factor	$26,637,239	$29,866,465	$18,457,714	$22,313,096	$20,890,824	$5,985,236	$4,681,417
45-59 missed payment factor	$25,904,995	$17,706,650	$16,746,274	$20,230,938	$14,293,284	$4,307,708	$3,017,883
60+ non-write off paying	$46,824,184	$45,186,345	$45,074,545	$26,936,769	$15,727,287	$14,702,587	$50,274,475
60+ non-write off not paying	$23,011,087	$19,440,935	$11,782,188	$18,655,548	$12,841,244	$6,794,343	$15,395,179
Total 61+ DPD	$69,835,271	$64,627,280	$56,856,733	$45,592,317	$28,568,531	$21,496,930	$65,669,654

	Term Loans past due as a % of Unpaid Principal Balance
1-14 missed payment factor	2.10%	3.55%	3.27%	3.20%	4.38%	2.73%	3.55%
15-29 missed payment factor	1.77%	1.82%	2.00%	2.43%	2.61%	1.24%	2.91%
30-44 missed payment factor	1.53%	1.92%	1.50%	2.06%	2.18%	1.06%	1.16%
45-59 missed payment factor	1.48%	1.14%	1.36%	1.87%	1.49%	0.76%	0.75%
60+ non-write off paying	2.68%	2.90%	3.66%	2.49%	1.64%	2.60%	12.49%
60+ non-write off not paying	1.32%	1.25%	0.96%	1.73%	1.34%	1.20%	3.82%

1 The delinquency experience is measured by the missed payment factors of the term loans in the Term Loan Comparable Serviced Portfolio. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month.

2 Paid off Term Loans are viewed as $0 Unpaid Principal Balance.

Line of Credit Delinquency Experience3,4

	7/31/2026	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Number of Lines of Credit Outstanding	58,867	43,881	28,171	19,195	19,756	16,547	15,448
Aggregate Unpaid Principal Balance	$1,319,318,847	$939,105,795	$556,629,817	$333,457,534	$282,699,515	$187,967,324	$155,589,302

	Unpaid Principal Balance of Past Due Lines of Credit
1-14 missed payment factor	$41,670,575	$29,363,052	$14,143,703	$9,265,803	$7,587,935	$2,719,867	$3,096,655
15-29 missed payment factor	$25,989,062	$36,722,798	$16,285,440	$5,601,523	$4,472,181	$1,305,146	$1,553,464
30-44 missed payment factor	$29,807,250	$19,284,259	$9,035,043	$4,596,375	$3,469,618	$909,273	$909,064
45-59 missed payment factor	$14,993,804	$10,131,581	$5,983,166	$4,437,468	$2,363,179	$640,028	$957,284
60+ non-write off paying	$14,334,803	$8,513,593	$5,774,062	$5,678,597	$2,173,499	$2,066,120	$8,537,274
60+ non-write not off paying	$26,328,081	$13,969,632	$8,515,704	$5,884,622	$1,597,465	$2,081,177	$4,316,810
Total 61+ missed payment factor	$40,662,884	$22,483,225	$14,289,767	$11,563,219	$3,770,964	$4,147,297	$12,854,084

	Lines of Credit past due as a % of Unpaid Principal Balance
1-14 missed payment factor	3.16%	3.13%	2.54%	2.82%	2.72%	1.47%	2.02%
15-29 missed payment factor	1.97%	3.91%	2.93%	1.71%	1.60%	0.70%	1.01%
30-44 missed payment factor	2.26%	2.05%	1.62%	1.40%	1.25%	0.49%	0.59%
45-59 missed payment factor	1.14%	1.08%	1.07%	1.35%	0.85%	0.35%	0.62%
60+ non-write off paying	1.09%	0.91%	1.04%	1.73%	0.78%	1.12%	5.56%
60+ non-write off not paying	2.00%	1.49%	1.53%	1.79%	0.57%	1.12%	2.81%

3 The delinquency experience is measured by the missed payment factors of the line of credit loans in the Line of Credit Comparable Serviced Portfolio. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month. Historically, line of credit loans have been weekly pay loans.

4 Dormant Lines of Credit are viewed as $0 Unpaid Principal Balance.

Term Loan Cumulative Net Charge-Off Experience[5]
Origination Vintages (based on calendar year or quarter): Overall

	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
Number of Loans Originated	6,650	7,681	7,753	7,426	7,121	6,974	25,816	23,968	22,986	15,089	10,940
Aggregate Original Principal Balance	685,256,433	784,176,327	760,911,054	676,077,217	640,746,185	619,384,596	2,162,387,741	1,813,338,021	1,646,623,139	950,803,524	658,230,518
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[6]
Months Since Origination	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.03%	0.01%
3		0.08%	0.23%	0.23%	0.18%	0.19%	0.10%	0.00%	0.03%	0.09%	0.15%
4		0.29%	0.88%	0.89%	1.13%	0.84%	0.63%	0.14%	0.27%	0.30%	0.39%
5		1.23%	1.93%	2.05%	2.49%	1.81%	1.64%	0.82%	1.23%	0.89%	0.72%
6			3.04%	3.39%	3.62%	2.91%	2.78%	1.98%	2.54%	1.83%	1.30%
7			4.21%	4.70%	5.13%	3.80%	3.97%	3.16%	3.81%	2.67%	1.90%
8			5.31%	5.61%	6.29%	4.96%	5.14%	4.45%	5.15%	3.72%	2.71%
9				6.88%	7.68%	5.97%	6.20%	5.74%	6.36%	4.44%	3.53%
10				8.11%	8.74%	7.16%	7.10%	6.86%	7.41%	5.17%	4.20%
11				9.20%	9.73%	7.84%	7.86%	7.72%	8.40%	5.72%	4.62%
12					10.66%	8.35%	8.52%	8.49%	9.17%	6.25%	4.98%
13					11.24%	8.84%	9.02%	9.04%	9.96%	6.54%	5.21%
14					11.77%	9.20%	9.35%	9.45%	10.59%	6.72%	5.42%
15						9.46%	9.59%	9.80%	11.02%	6.89%	5.46%
16						9.76%	9.75%	10.11%	11.37%	7.04%	5.60%
17						9.90%	9.85%	10.33%	11.66%	7.18%	5.64%
18							9.92%	10.48%	11.85%	7.28%	5.65%
19							9.99%	10.62%	12.02%	7.33%	5.68%
20							10.02%	10.66%	12.12%	7.39%	5.73%
21								10.66%	12.21%	7.37%	5.69%
22								10.64%	12.28%	7.38%	5.69%
23								10.62%	12.29%	7.38%	5.63%
24								10.59%	12.27%	7.35%	5.59%
25								10.56%	12.26%	7.33%	5.58%
26								10.53%	12.25%	7.29%	5.55%
27								10.50%	12.20%	7.23%	5.47%
28								10.45%	12.20%	7.20%	5.42%
29								10.41%	12.17%	7.19%	5.37%
30								10.37%	12.14%	7.16%	5.35%

5 The historical information in the tables in this section reflect net charge-offs in respect of the Term Loan Comparable Serviced Portfolio that were charged-off by the OnDeck and/or On Deck Capital, Inc. in accordance with their then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the OnDeck and/or On Deck Capital, Inc. in accordance with their Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3. The data shown above for the referenced annual or quarterly vintages represents the loans originated during such year or quarter as a static pool, and illustrates how such vintages have performed given equivalent months of seasoning.

6 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score[7] < 515

	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
Number of Loans Originated	190	98	149	205	120	197	1,578	6,774	7,777	3,684	2,233
Aggregate Original Principal Balance	15,546,944	8,864,833	12,816,417	18,033,698	10,164,800	10,448,001	75,484,944	431,064,686	479,598,620	195,741,401	108,744,684
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[8]

Months Since Origination	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.01%	0.00%	0.04%
3		2.44%	0.00%	0.00%	1.01%	0.43%	0.34%	0.00%	0.07%	0.15%	0.38%
4		4.13%	1.82%	1.61%	3.14%	2.31%	1.93%	0.26%	0.65%	0.90%	0.86%
5		4.13%	4.44%	2.55%	4.48%	8.73%	4.88%	1.75%	3.03%	2.73%	1.63%
6			8.24%	4.43%	7.81%	11.87%	7.63%	4.17%	5.80%	5.98%	3.53%
7			12.41%	7.99%	12.09%	15.38%	11.07%	6.52%	8.69%	8.37%	5.08%
8			12.78%	9.19%	16.98%	17.35%	14.05%	8.90%	11.58%	11.74%	6.97%
9				9.74%	19.78%	19.71%	16.43%	10.80%	13.88%	13.91%	8.44%
10				11.47%	22.43%	20.03%	17.76%	12.68%	15.69%	15.58%	9.97%
11				13.04%	24.95%	26.70%	18.98%	14.02%	17.57%	16.95%	11.05%
12					25.38%	27.39%	20.36%	15.42%	18.95%	18.15%	12.17%
13					25.31%	29.31%	21.35%	16.33%	20.36%	18.60%	12.83%
14					27.76%	29.70%	21.66%	16.98%	21.39%	18.98%	13.46%
15						29.51%	22.03%	17.51%	22.08%	19.18%	13.63%
16						30.02%	22.36%	17.91%	22.78%	19.50%	14.12%
17						29.88%	22.36%	18.17%	23.26%	19.65%	14.01%
18							22.25%	18.45%	23.59%	19.86%	14.08%
19							22.22%	18.64%	23.86%	19.91%	13.98%
20							22.17%	18.71%	24.06%	20.02%	13.99%
21								18.70%	24.20%	20.01%	13.97%
22								18.65%	24.29%	19.98%	13.99%
23								18.69%	24.35%	19.99%	13.84%
24								18.60%	24.31%	19.93%	13.70%
25								18.56%	24.23%	19.87%	13.66%
26								18.55%	24.18%	19.80%	13.59%
27								18.51%	24.16%	19.67%	13.46%
28								18.44%	24.12%	19.56%	13.42%
29								18.40%	24.04%	19.52%	13.32%
30								18.36%	23.99%	19.41%	13.29%

7 OnDeck Score for the Series 2026-1 Notes utilizes version 7 of the scoring model maintained by the OnDeck Affiliates.

8 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 515-544

	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
Number of Loans Originated	825	957	1,291	1,465	1,181	1,088	4,306	6,302	5,582	3,132	1,950
Aggregate Original Principal Balance	53,950,212	62,356,439	91,505,328	100,628,046	77,501,760	66,781,991	260,535,020	450,055,626	389,011,404	185,330,193	101,037,855
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[9]

Months Since Origination	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.03%	0.11%	0.00%
3		0.12%	0.24%	0.13%	0.00%	0.65%	0.21%	0.01%	0.05%	0.13%	0.09%
4		0.23%	1.68%	1.43%	1.71%	1.80%	1.09%	0.17%	0.22%	0.35%	0.22%
5		2.43%	3.56%	3.36%	3.98%	4.49%	3.09%	0.86%	0.95%	0.87%	0.98%
6			5.37%	6.20%	6.03%	6.42%	5.08%	2.13%	2.44%	1.73%	1.72%
7			7.18%	8.97%	8.35%	8.13%	7.00%	3.46%	3.71%	2.76%	2.87%
8			9.48%	10.92%	11.10%	10.53%	9.08%	4.78%	4.93%	3.82%	3.81%
9				13.58%	13.19%	12.25%	10.80%	6.28%	6.24%	4.82%	5.68%
10				15.15%	15.50%	13.52%	12.07%	7.55%	7.34%	5.92%	6.62%
11				16.82%	17.06%	14.41%	13.45%	8.47%	8.43%	6.63%	7.20%
12					18.70%	15.76%	14.33%	9.40%	9.33%	7.35%	7.64%
13					19.73%	17.01%	15.30%	9.90%	10.20%	7.95%	7.96%
14					20.21%	17.34%	15.99%	10.44%	11.05%	8.28%	8.32%
15						17.76%	16.36%	10.93%	11.65%	8.69%	8.21%
16						17.86%	16.68%	11.18%	12.06%	8.93%	8.40%
17						18.21%	16.92%	11.55%	12.38%	9.21%	8.54%
18							17.02%	11.71%	12.49%	9.29%	8.49%
19							17.08%	11.84%	12.59%	9.26%	8.60%
20							17.05%	11.90%	12.65%	9.32%	8.79%
21								11.89%	12.78%	9.26%	8.71%
22								11.87%	12.89%	9.24%	8.66%
23								11.83%	12.84%	9.19%	8.59%
24								11.82%	12.83%	9.17%	8.47%
25								11.77%	12.84%	9.12%	8.49%
26								11.71%	12.83%	9.08%	8.36%
27								11.69%	12.75%	8.95%	8.21%
28								11.65%	12.76%	8.96%	8.09%
29								11.62%	12.78%	8.94%	7.99%
30								11.59%	12.72%	8.91%	7.84%

9 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 545-584
	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
Number of Loans Originated	2,283	2,638	3,030	2,935	2,402	2,202	7,895	5,642	4,243	3,088	2,334
Aggregate Original Principal Balance	198,368,702	225,414,226	272,383,872	250,603,630	191,709,525	176,306,211	609,900,295	448,771,040	329,728,807	198,062,181	137,987,206
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[10]

Months Since Origination	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%
3		0.00%	0.29%	0.42%	0.43%	0.11%	0.08%	0.01%	0.00%	0.10%	0.22%
4		0.29%	0.89%	1.31%	1.89%	0.86%	0.82%	0.14%	0.08%	0.17%	0.56%
5		1.94%	2.15%	2.73%	3.72%	2.19%	1.91%	0.60%	0.43%	0.58%	0.95%
6			3.78%	4.02%	5.31%	3.31%	3.41%	1.34%	0.67%	1.07%	1.28%
7			4.93%	5.23%	7.53%	4.34%	4.78%	2.04%	1.19%	1.46%	1.60%
8			6.59%	6.38%	9.43%	5.68%	6.30%	3.13%	1.90%	1.90%	2.22%
9				7.97%	11.19%	6.85%	7.72%	4.36%	2.62%	2.10%	2.87%
10				9.36%	12.36%	8.47%	8.88%	5.20%	3.60%	2.53%	3.39%
11				10.60%	13.25%	9.30%	9.79%	6.03%	4.12%	3.04%	3.65%
12					14.82%	9.72%	10.63%	6.65%	4.59%	3.56%	3.94%
13					15.76%	10.27%	11.18%	7.27%	5.12%	3.78%	4.13%
14					16.15%	10.73%	11.54%	7.59%	5.46%	3.85%	4.30%
15						11.16%	11.84%	7.84%	5.77%	4.02%	4.35%
16						11.37%	12.05%	8.12%	5.98%	4.08%	4.45%
17						11.58%	12.13%	8.21%	6.16%	4.18%	4.55%
18							12.20%	8.30%	6.36%	4.28%	4.74%
19							12.27%	8.46%	6.62%	4.33%	4.77%
20							12.34%	8.46%	6.66%	4.39%	4.88%
21								8.46%	6.76%	4.36%	4.80%
22								8.46%	6.80%	4.36%	4.77%
23								8.42%	6.83%	4.35%	4.68%
24								8.40%	6.85%	4.30%	4.64%
25								8.37%	6.87%	4.33%	4.62%
26								8.33%	6.86%	4.31%	4.65%
27								8.29%	6.79%	4.29%	4.55%
28								8.25%	6.81%	4.22%	4.49%
29								8.18%	6.80%	4.24%	4.46%
30								8.12%	6.76%	4.20%	4.43%

10 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 585-639
	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
Number of Loans Originated	2,173	2,521	2,176	1,925	2,094	2,190	7,730	3,905	3,026	2,589	2,344
Aggregate Original Principal Balance	265,437,741	304,748,103	249,818,307	199,623,417	214,616,322	227,413,058	755,467,848	350,598,495	247,127,276	181,185,555	155,320,174
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[11]

Months Since Origination	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
3		0.05%	0.20%	0.10%	0.10%	0.23%	0.10%	0.00%	0.00%	0.03%	0.08%
4		0.25%	0.93%	0.38%	0.81%	0.91%	0.46%	0.00%	0.07%	0.05%	0.18%
5		0.82%	1.72%	1.29%	2.17%	1.35%	1.37%	0.21%	0.17%	0.05%	0.22%
6			2.36%	2.29%	3.24%	2.03%	2.32%	0.63%	0.66%	0.09%	0.49%
7			3.31%	3.22%	4.30%	2.91%	3.29%	1.18%	0.78%	0.39%	0.79%
8			3.74%	3.69%	4.73%	3.88%	4.18%	1.68%	1.19%	0.53%	1.41%
9				4.24%	5.95%	4.76%	5.03%	2.54%	1.63%	0.64%	1.96%
10				5.49%	6.83%	6.00%	5.80%	3.24%	2.01%	0.94%	2.43%
11				6.48%	8.00%	6.54%	6.48%	3.72%	2.35%	1.06%	2.62%
12					8.45%	7.10%	7.05%	3.98%	2.76%	1.23%	2.75%
13					8.91%	7.48%	7.52%	4.24%	3.11%	1.43%	2.90%
14					9.59%	7.97%	7.79%	4.44%	3.39%	1.50%	2.94%
15						8.21%	7.97%	4.56%	3.57%	1.57%	2.95%
16						8.59%	8.07%	4.90%	3.65%	1.65%	2.94%
17						8.66%	8.20%	5.17%	3.85%	1.73%	3.01%
18							8.27%	5.29%	4.06%	1.83%	2.93%
19							8.38%	5.31%	4.13%	2.03%	2.97%
20							8.40%	5.30%	4.25%	2.03%	2.96%
21								5.36%	4.25%	2.04%	2.93%
22								5.33%	4.28%	2.15%	2.97%
23								5.31%	4.27%	2.22%	2.97%
24								5.29%	4.28%	2.20%	3.00%
25								5.27%	4.36%	2.19%	3.03%
26								5.25%	4.35%	2.16%	2.99%
27								5.21%	4.34%	2.15%	2.91%
28								5.17%	4.34%	2.13%	2.89%
29								5.14%	4.32%	2.20%	2.87%
30								5.09%	4.33%	2.21%	2.94%

11 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 640+
	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
Number of Loans Originated	1,179	1,467	1,107	896	1,324	1,297	4,307	1,345	2,358	2,596	2,079
Aggregate Original Principal Balance	151,952,834	182,792,726	134,387,131	107,188,426	146,753,778	138,435,335	460,999,634	132,848,175	201,157,033	190,484,195	155,140,599
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[12]

Months Since Origination	2026 Q2	2026 Q1	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024	2023	2022	2021	2020
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%
3		0.12%	0.16%	0.19%	0.00%	0.00%	0.03%	0.00%	0.00%	0.01%	0.04%
4		0.19%	0.16%	0.24%	0.15%	0.13%	0.20%	0.00%	0.00%	0.01%	0.22%
5		0.49%	0.55%	0.55%	0.42%	0.27%	0.35%	0.00%	0.07%	0.11%	0.22%
6			0.74%	1.18%	0.42%	1.49%	0.62%	0.00%	0.31%	0.11%	0.32%
7			1.62%	1.64%	1.05%	1.60%	1.13%	0.28%	0.34%	0.15%	0.44%
8			2.08%	1.80%	1.17%	2.21%	1.48%	0.61%	0.44%	0.31%	0.74%
9				2.46%	1.89%	2.78%	1.83%	0.58%	0.59%	0.37%	0.84%
10				2.87%	2.27%	3.35%	2.31%	0.80%	0.69%	0.49%	1.06%
11				3.18%	2.74%	3.51%	2.58%	0.90%	0.92%	0.49%	1.31%
12					3.20%	3.65%	2.93%	0.98%	0.92%	0.50%	1.34%
13					3.27%	3.76%	3.06%	1.04%	0.99%	0.49%	1.33%
14					3.68%	3.77%	3.24%	1.14%	1.14%	0.53%	1.36%
15						3.82%	3.39%	1.36%	1.12%	0.54%	1.44%
16						4.18%	3.48%	1.53%	1.15%	0.59%	1.48%
17						4.28%	3.51%	1.53%	1.16%	0.66%	1.47%
18							3.57%	1.53%	1.20%	0.69%	1.42%
19							3.60%	1.70%	1.23%	0.69%	1.46%
20							3.65%	1.79%	1.23%	0.72%	1.49%
21								1.78%	1.24%	0.71%	1.49%
22								1.78%	1.24%	0.71%	1.48%
23								1.78%	1.25%	0.70%	1.45%
24								1.83%	1.15%	0.69%	1.45%
25								1.82%	1.14%	0.69%	1.45%
26								1.81%	1.17%	0.68%	1.45%
27								1.81%	1.17%	0.68%	1.48%
28								1.75%	1.15%	0.68%	1.45%
29								1.74%	1.14%	0.63%	1.40%
30								1.74%	1.14%	0.63%	1.39%

12 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Term Loan Annualized Net Charge-Offs Experience13

	As of 7/31/2026	2025	2024	2023	2022	2021	2020
Average Number of Term Loans Outstanding	23,786	22,490	21,368	19,037	15,168	10,393	15,214
Average Aggregate Unpaid Principal Balance	1,584,874,201	1,379,651,559	1,165,827,730	993,225,017	758,591,113	442,684,455	632,006,246
Net Charge-offs	173,376,792	233,397,283	204,422,993	179,053,893	79,759,902	24,065,421	132,424,601
Annualized Net Charge-off Rate	10.94%	16.92%	17.53%	18.03%	10.51%	5.44%	20.95%

Line of Credit Annualized Net Charge-Offs Experience14

	As of 7/31/2026	2025	2024	2023	2022	2021	2020
Average Number of Lines of Credit Outstanding	46,612	35,222	23,544	18,378	18,192	15,876	16,255
Average Aggregate Unpaid Principal Balance	1,004,404,266	712,638,667	445,099,979	299,483,407	230,467,628	167,272,754	215,144,875
Net Charge-offs	120,665,903	113,779,581	65,186,241	42,524,402	14,719,938	7,849,107	32,804,478
Annualized Net Charge-off Rate	12.01%	15.97%	14.65%	14.20%	6.39%	4.69%	15.25%

13 The historical information in this table reflects net charge-offs in respect of the Term Loan Comparable Serviced Portfolio that were charged-off by the OnDeck and/or On Deck Capital, Inc. in accordance with its then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the OnDeck and/or On Deck Capital, Inc. in accordance with its Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3.

14 The historical information in this table reflects net charge-offs in respect of the Line of Credit Comparable Serviced Portfolio that were charged-off by the OnDeck and/or On Deck Capital, Inc. in accordance with its then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the OnDeck and/or On Deck Capital, Inc. in accordance with its Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3.